UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 10, 2009

Gulf Resources, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-20936	13-3637458
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Chenming Industrial Park, Shouguang City, Shandong, China 262714
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:+86 (536) 567-0008

Not applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 10, 2009, Gulf Resources, Inc., a Delaware corporation issued a press release announcing the resignation of independent director Guoqiong Yu.  A copy of the press release is  furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
99.1	Gulf Resources, Inc. Press Release, dated June 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Resources, Inc.

Date: June 15, 2009	By:	/s/ Xiaobin Liu
Name: Xiaobin Liu
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Gulf Resources, Inc., Press Release, dated June 10, 2009